American Century Investments®
Quarterly Portfolio Holdings
Global Real Estate Fund
July 31, 2020

Global Real Estate - Schedule of Investments
JULY 31, 2020 (UNAUDITED)

	Shares/ Principal Amount ($)	Value ($)
COMMON STOCKS — 99.1%
Australia — 6.1%
Charter Hall Group	254,621	1,923,399
Goodman Group	217,630	2,630,900
Stockland	446,681	1,016,963
		5,571,262
Belgium — 1.5%
Shurgard Self Storage SA	12,160	477,784
VGP NV	6,540	906,454
		1,384,238
Canada — 1.7%
Canadian Apartment Properties REIT	17,898	649,002
Chartwell Retirement Residences	117,417	865,210
		1,514,212
China — 5.6%
A-Living Services Co. Ltd., H Shares	205,250	1,162,184
Ever Sunshine Lifestyle Services Group Ltd.	494,000	950,838
GDS Holdings Ltd., ADR(1)	28,993	2,327,848
Shimao Group Holdings Ltd.	174,000	738,677
		5,179,547
France — 0.3%
Unibail-Rodamco-Westfield(2)	5,509	289,198
Germany — 0.7%
Aroundtown SA(1)	103,180	622,399
Hong Kong — 1.6%
ESR Cayman Ltd.(1)	255,000	628,740
Link REIT	113,800	876,385
		1,505,125
India — 0.6%
Embassy Office Parks REIT	118,600	568,776
Japan — 9.4%
Comforia Residential REIT, Inc.	325	1,019,570
GLP J-Reit	579	966,163
Invesco Office J-Reit, Inc.	6,659	788,361
Invincible Investment Corp.	4,068	944,940
Mitsui Fudosan Logistics Park, Inc.	328	1,790,930
Open House Co. Ltd.	26,900	764,429
Orix JREIT, Inc.	842	1,085,577
SOSiLA Logistics REIT, Inc.	918	1,310,775
		8,670,745
Singapore — 2.2%
Mapletree Industrial Trust	646,700	1,546,965
Mapletree Logistics Trust	294,700	455,014
		2,001,979
Spain — 2.1%
Cellnex Telecom SA	21,469	1,350,504
Inmobiliaria Colonial Socimi SA	66,172	565,859
		1,916,363
Sweden — 0.5%
Samhallsbyggnadsbolaget i Norden AB(2)	165,214	449,155

United Kingdom — 4.2%
Safestore Holdings plc	60,716	609,493
Segro plc	174,506	2,222,832
Taylor Wimpey plc	652,128	1,017,320
		3,849,645
United States — 62.6%
AGNC Investment Corp.	49,599	674,546
Agree Realty Corp.	15,547	1,041,183
Alexandria Real Estate Equities, Inc.	10,529	1,869,424
American Homes 4 Rent, Class A	58,005	1,682,145
Boston Properties, Inc.	10,508	936,158
Brixmor Property Group, Inc.	108,552	1,249,433
Cousins Properties, Inc.	39,193	1,204,009
DiamondRock Hospitality Co.	124,384	574,654
Digital Realty Trust, Inc.	19,175	3,078,354
Equinix, Inc.	7,082	5,562,769
Healthpeak Properties, Inc.	54,554	1,488,779
Invitation Homes, Inc.	131,401	3,918,378
JBG SMITH Properties	21,176	614,316
MGM Growth Properties LLC, Class A	53,543	1,463,866
Mid-America Apartment Communities, Inc.	21,545	2,567,949
Omega Healthcare Investors, Inc.	30,295	980,952
PennyMac Mortgage Investment Trust	24,308	458,206
Prologis, Inc.	70,419	7,423,571
QTS Realty Trust, Inc., Class A	30,547	2,197,857
Rayonier, Inc.	26,812	744,837
Realty Income Corp.	32,128	1,929,286
Rexford Industrial Realty, Inc.	59,015	2,769,574
SBA Communications Corp.	5,317	1,656,458
STORE Capital Corp.	34,345	813,633
Sun Communities, Inc.	18,410	2,760,211
Urban Edge Properties	26,423	276,913
VICI Properties, Inc.	61,887	1,343,567
Welltower, Inc.	38,725	2,074,111
Weyerhaeuser Co.	111,316	3,095,698
Wyndham Hotels & Resorts, Inc.	25,025	1,105,104
		57,555,941
TOTAL COMMON STOCKS (Cost $77,005,709)		91,078,585
RIGHTS — 0.1%
Spain — 0.1%
Cellnex Telecom SA(1)(2) (Cost $—)	21,469	89,777
TEMPORARY CASH INVESTMENTS — 0.5%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.50% - 2.125%, 9/15/22 - 12/31/22, valued at $188,472), in a joint trading account at 0.04%, dated 7/31/20, due 8/3/20 (Delivery value $184,811)		184,810
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 0.25%, 7/31/25, valued at $300,905), at 0.05%, dated 7/31/20, due 8/3/20 (Delivery value $295,001)		295,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	404	404
TOTAL TEMPORARY CASH INVESTMENTS (Cost $480,214)		480,214

TEMPORARY CASH INVESTMENTS - SECURITIES LENDING COLLATERAL(3) — 0.2%
State Street Navigator Securities Lending Government Money Market Portfolio (Cost $193,454)	193,454	193,454
TOTAL INVESTMENT SECURITIES — 99.9% (Cost $77,679,377)		91,842,030
OTHER ASSETS AND LIABILITIES — 0.1%		60,588
TOTAL NET ASSETS — 100.0%		$91,902,618

SECTOR ALLOCATION
(as a % of net assets)
Industrial	23.0%
Residential	15.6%
Data Centers	14.2%
Diversified	10.6%
Specialty	9.1%
Retail	7.0%
Office	6.4%
Health Care	6.0%
Lodging/Resorts	4.4%
Industrial/Office Mixed	1.7%
Self Storage	1.2%
Cash and Equivalents*	0.8%
*Includes temporary cash investments, temporary cash investments - securities lending collateral and other assets and liabilities.

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
(1)Non-income producing.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $376,520. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(3)Investment of cash collateral from securities on loan. At the period end, the aggregate market value of the collateral held by the fund was $394,492, which includes securities collateral of $201,038.

SUPPLEMENTARY NOTES TO SCHEDULE OF INVESTMENTS
1. Investment Valuations

The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.
Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.
Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.
If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.
The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

2. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1 ($)	Level 2 ($)	Level 3 ($)
Assets
Investment Securities
Common Stocks
Australia	—	5,571,262	—
Belgium	—	1,384,238	—
Canada	—	1,514,212	—
China	2,327,848	2,851,699	—
France	—	289,198	—
Germany	—	622,399	—
Hong Kong	—	1,505,125	—
India	—	568,776	—
Japan	—	8,670,745	—
Singapore	—	2,001,979	—
Spain	—	1,916,363	—
Sweden	—	449,155	—
United Kingdom	—	3,849,645	—
Other Countries	57,555,941	—	—
Rights	—	89,777	—
Temporary Cash Investments	404	479,810	—
Temporary Cash Investments - Securities Lending Collateral	193,454	—	—
	60,077,647	31,764,383	—

This schedule of investments provides information about the fund’s portfolio holdings as of the date on the schedule. It is unaudited, and American Century Investments assumes no obligation to update or supplement the schedule to reflect subsequent changes. More information is available in the fund’s most recent annual or semiannual shareholder report.